UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2011 (December 15, 2011)

RENTECH NITROGEN PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35334	45-2714747
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10877 Wilshire Boulevard, Suite 600 Los Angeles, California 90024

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (310) 571-9800

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

On December 15, 2011, Rentech Nitrogen Partners, L.P. (the “Company”) issued a press release announcing the Company’s financial results for the fourth quarter and fiscal year ended September 30, 2011 and filed a Current Report on Form 8-K (the “Initial 8-K”) which included a copy of the press release. This Form 8-K/A amends the Initial 8-K to correct two inadvertent errors in the press release. In the second paragraph of Company Outlook, “.59% and 47% of forecasted deliveries.” should instead read “…59% and 46% of forecasted revenues.”.

On December 15, 2011, the Company also held a conference call during which management discussed the Company’s financial results for the period covered by the press release. This Form 8-K/A corrects certain misstatements made during the conference call. Rentech Nitrogen has delivered and/or entered into prepayment contracts for approximately 77,500 tons of ammonia and 120,250 tons of UAN, which account for 59% and 46% of forecasted revenues for the respective products in fiscal year 2012. The average selling prices for these delivered and committed tons through December 15, 2011 are $711 per ton for ammonia and $345 per ton for UAN. These average selling prices per ton were incorrectly stated as $748 for ammonia and $359 for UAN in the Company’s conference call regarding financial results on December 15, 2011. In order to achieve the revenue projections for fiscal 2012 contained in its prospectus dated November 3, 2011 and discussed in its earnings release dated December 15, 2011, Rentech Nitrogen needs to achieve an average price of at least $605 per ton of ammonia and $315 per ton for UAN, for the tons projected in that forecast to be delivered in fiscal year 2012 that have been neither pre-sold nor delivered as of December 15, 2012. These minimum average prices per ton were incorrectly stated as $617 for ammonia and $310 for UAN on the Company’s conference call regarding financial results.

A copy of the corrected press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Except as specifically described above, there are no changes or modifications to the Initial 8-K or the press release.

Item 7.01 Regulation FD Disclosure

The information set forth in Item 2.02 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit No.	Description of the Exhibit

Exhibit 99.1	Corrected Press Release issued by Rentech Nitrogen Partners, L.P. dated December 19, 2011 regarding Financial Results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH NITROGEN PARTNERS, L.P., a Delaware limited Partnership

	By:	Rentech Nitrogen GP, LLC
	Its:	General Partner

Date: December 19, 2011	By:	/s/ Dan J. Cohrs
Dan J. Cohrs
Chief Financial Officer